SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                               September 24, 1999
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                              IVC INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                 0-23624                          22-1567481
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         (Commission file number)     (IRS employer identification number)

                 500 Halls Mill Road, Freehold, New Jersey 07728
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                    (Address of principal executive offices)

                Registrant's telephone number: (732) 308-3000
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ITEM 5. OTHER EVENTS

      On September 24, 1999, IVC Industries, Inc. entered into an Amended and Restated Credit Agreement with Chase Manhattan Bank, its current bank, and Citizens Business Credit Company, a subsidiary of the Royal Bank of Scotland.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, IVC Industries, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IVC INDUSTRIES, INC.


                                         By: /s/ Domenic Golato
                                            ------------------------------------
                                             Domenic Golato
                                             Chief Financial Officer

Date: October 1, 1999
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                                  EXHIBIT INDEX

Exhibit      Description
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10.1        Amended and Restated Credit Agreement, dated as of July 31, 1999, among IVC Industries, Inc, Chase Manhattan Bank, Citizens Business Credit Company and Chase Manhattan Bank, as Agent.